                                                                   EXHIBIT 10.1

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                         GLOBAL TELESYSTEMS GROUP, INC.
                            (a Delaware corporation)


                        5,415,584 Shares of Common Stock





                               PURCHASE AGREEMENT











Dated:  April 19, 1999



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                               TABLE OF CONTENTS

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PURCHASE AGREEMENT............................................................................................1

SECTION 1.            Representations and Warranties..........................................................3

           (a)        Representations and Warranties by the Company...........................................3
                      (i)           Compliance with Registration Requirements.................................4
                      (ii)          Incorporated Documents....................................................5
                      (iii)         Independent Accountants...................................................5
                      (iv)          Financial Statements......................................................5
                      (v)           No Material Adverse Change in Business....................................6
                      (vi)          Good Standing of the Company..............................................6
                      (vii)         Good Standing of Subsidiaries.............................................6
                      (viii)        Capitalization............................................................7
                      (ix)          Authorization of Agreement................................................8
                      (x)           Authorization and Description of Securities...............................8
                      (xi)          Absence of Defaults and Conflicts.........................................8
                      (xii)         Absence of Labor Dispute..................................................9
                      (xiii)        Absence of Proceedings....................................................9
                      (xiv)         Accuracy of Exhibits.....................................................10
                      (xv)          Possession of Intellectual Property......................................10
                      (xvi)         Absence of Further Requirements..........................................10
                      (xvii)        Possession of Licenses and Permits.......................................10
                      (xviii)       Title to Property........................................................11
                      (xix)         Compliance with Cuba Act.................................................11
                      (xx)          Investment Company Act...................................................11
                      (xxi)         Environmental Laws.......................................................12
                      (xxii)        Registration Rights......................................................12
           (b)        Representations and Warranties by the Selling Shareholders.............................12
                      (i)           Accurate Disclosure......................................................13
                      (ii)          Authorization of Agreements..............................................13
                      (iii)         Valid and Marketable Title...............................................14
                      (iv)          Due Execution of Custody Agreement.......................................14
                      (v)           Absence of Manipulation..................................................14
                      (vi)          Absence of Further Requirements..........................................14
                      (viii)        Certificates Suitable for Transfer.......................................15
           (c)        Officer's Certificates.................................................................15

SECTION 2.            Sale and Delivery to Underwriters; Closing.............................................15

           (a)        Initial Securities.....................................................................15
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           (b)        Option Securities......................................................................16
           (c)        Payment................................................................................16
           (d)        Denominations; Registration............................................................17

SECTION 3.            Covenants of the Company...............................................................17

           (a)        Compliance with Securities Regulations and Commission Requests.........................17
           (b)        Filing of Amendments...................................................................18
           (c)        Delivery of Registration Statements....................................................18
           (d)        Delivery of Prospectus.................................................................19
           (e)        Continued Compliance with Securities Laws..............................................19
           (f)        Rule 158...............................................................................20
           (g)        Listing................................................................................20
           (h)        Restriction on Sale of Securities......................................................20
           (i)        Reporting Requirements.................................................................21

SECTION 4.            Payment of Expenses....................................................................21

           (a)        Expenses...............................................................................21
           (b)        Expenses of the Selling Shareholders...................................................21
           (c)        Termination of Agreement...............................................................22
           (d)        Allocation of Expenses.................................................................22

SECTION 5.            Conditions of Underwriters' Obligations................................................22

           (a)        Effectiveness of Registration Statement................................................22
           (b)        Opinion of Counsel for Company.........................................................23
           (c)        Opinion of Counsel for the Selling Shareholders........................................23
           (d)        Opinion of Counsel for Underwriters....................................................23
           (e)        Officers' Certificate..................................................................23
           (f)        Certificates of Selling Shareholders...................................................24
           (g)        Accountant's Comfort Letter............................................................24
           (h)        Bring-down Comfort Letter..............................................................24
           (i)        Approval of Listing....................................................................25
           (j)        No Objection...........................................................................25
           (k)        Conditions to Purchase of Option Securities............................................25
           (l)        Additional Documents...................................................................26
           (m)        Termination of Agreement...............................................................27

SECTION 6.            Indemnification........................................................................27

           (a)        Indemnification of Underwriters........................................................27
           (b)        Indemnification of Company, Directors and Officers and Selling Shareholders............29
           (c)        Actions Against Parties; Notification..................................................29
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           (d)        Settlement Without Consent if Failure to Reimburse.....................................30
           (e)        Other Agreements with Respect to Indemnification.......................................31

SECTION 7.            Contribution...........................................................................31


SECTION 8.            Representations, Warranties and Agreements to Survive Delivery.........................32


SECTION 9.            Termination of Agreement...............................................................33

           (a)        Termination; General...................................................................33
           (b)        Liabilities............................................................................33

SECTION 10.           Default by One or More of the Underwriters.............................................33


SECTION 11.           Default by One or More of the Selling Shareholders or the Company......................34


SECTION 12.           Notices................................................................................35


SECTION 13.           Parties................................................................................35


SECTION 14.           GOVERNING LAW AND TIME.................................................................36


SECTION 15.           Effect of Headings.....................................................................36

SCHEDULES

     Schedule A            -   List of Underwriters.....................................................Sch A-1
     Schedule B            -   List of Company and Selling Shareholders.................................Sch B-1
     Schedule C            -   Pricing Information......................................................Sch C-1

EXHIBITS

     Exhibit A-1           -   Form of Opinion of Shearman & Sterling.....................................A-1-1
     Exhibit A-2           -   Form of Opinion of Grier Raclin............................................A-2-1
     Exhibit A-3           -   Form of Opinion of Coudert Brothers........................................A-3-1
     Exhibit A-4           -   Form of Opinion of Loeff Claeys Verbeke....................................A-4-1
     Exhibit A-5           -   Form of Opinion of Counsel for the Selling Shareholders....................A-5-1
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


                         GLOBAL TELESYSTEMS GROUP, INC.

                            (a Delaware corporation)
                        5,415,584 Shares of Common Stock
                           (Par Value $.10 Per Share)

                               PURCHASE AGREEMENT

                                                                 April 19, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Donaldson, Lufkin & Jenrette
  Securities Corporation
Bear, Stearns & Co. Inc.
Dresdner Kleinwort Benson
  North America LLC
BT Alex. Brown Incorporated
Lehman Brothers Inc.
Prudential Securities Incorporated
ING Baring Furman Selz LLC
BancBoston Robertson Stephens Inc.
CIBC Oppenheimer Corp.
ABN AMRO Incorporated
Arnhold and S. Bleichroeder, Inc.
Credit Suisse First Boston Corporation
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

                  GLOBAL TELESYSTEMS GROUP, INC., a Delaware corporation (the "Company"), and the other persons listed in Schedule B hereto (the "Selling Shareholders") confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Donaldson, Lufkin & Jenrette Securities Corporation, Dresdner Kleinwort Benson North America LLC, Lehman Brothers Inc., BancBoston Robertson Stephens Inc.,

CIBC Oppenheimer Corp., ING Baring Furman Selz LLC, Prudential Securities Incorporated, ABN AMRO Incorporated, Arnhold & S. Bleichroeder, Inc., and Credit Suisse First Boston Corporation are acting as representatives (in such capacity, the "Representatives"), with respect to the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.10 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Selling Shareholders, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 812,337 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 5,415,584 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 812,337 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

                  It is understood that the Company, concurrently with the offer and sale of the Securities, intends to sell pursuant to an exemption from the 1933 Act (as defined) 8,700,000 depositary shares, each representing 1/100 of a share of the Company's convertible preferred stock (the "Convertible Preferred Stock"). The offering and sale of the Securities and the offering and sale of such depositary shares are not conditional upon one another.

                  The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") two registration statements on Form S-3 (Nos. 333-70871 and 333-70885) covering the registration of the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or Prospectus and such registration statements, as amended, have become effective. The Company has prepared a form of prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and other matters set forth therein, and promptly after execution and delivery of this Agreement, the Company will file such prospectus supplement in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the

Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. One form of prospectus supplement is to be used in connection with the offering and sale of the Securities (the "Form of Prospectus Supplement"). The information included in any such prospectus supplement that was omitted from such registration statements at the time they became effective but that is deemed to be part of such registration statements at the time they became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." The Form of Prospectus Supplement used before such registration statements became effective, and any prospectus supplement that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "Preliminary Prospectus." Such registration statements, including the exhibits thereto and schedules thereto, at the time they became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, are herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The base prospectus included in the Registration Statement relating to all offerings of securities under the Registration Statement, as supplemented by the final Form of Prospectus Supplement is herein called the "Prospectus," except that, if such base prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the base prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  SECTION 1. Representations and Warranties.

                  (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and the Selling Shareholders as of the date hereof, as of the Closing

Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

                  Each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the commission thereunder and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the entities to which they relate as of the dates indicated and their respective results of operations, stockholders' equity and cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and, in the case of the consolidated financial data therein, have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, and in the case of the combined financial data therein, have been compiled from financial statements prepared on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement (at the time it became effective), except as otherwise stated therein (at the time it became effective), (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries (as defined below) considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and all entities in which the Company has a direct or indirect majority equity interest or voting power (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized (to the extent applicable) and is validly existing as a corporation, general partnership, limited partnership, limited liability company, closed joint stock company, or similar entity in good standing (to the extent applicable) under the laws of the jurisdiction of its organization, has organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or other ownership interests of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except that the Company's Capital Stock in Vostok Mobile B.V. and in GTS Hungary has been pledged to Ericsson Finans A.B. and Creditanstalt Bank as collateral for certain borrowings; none of the outstanding shares of capital stock or other ownership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its Ventures (as defined below) is in violation of its charter or by-laws (or equivalent constitutive documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Ventures is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Venture is subject (collectively, "Agreements and Instruments") except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Venture pursuant to, the Agreements and

         Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws (or equivalent constitutive documents) of the Company or any Venture or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Venture or any of their assets, properties or operations. As used herein, (a) "Ventures" means all entities in which the Company has a direct or indirect greater than 25% equity interest or voting power and (b) a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Venture.

                  (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Venture exists or, to the knowledge of the Company, is threatened, which, in either case, may reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Venture, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or any Venture or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Venture is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company and the Ventures own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, except to the extent the failure to so own, possess or be able to acquire would not result in a Material Adverse Effect, and neither the Company nor any Venture has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any Venture therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws.

                  (xvii) Possession of Licenses and Permits. Except as otherwise disclosed in the Registration Statement, the Company and the Ventures possess such material permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and the Ventures are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any Venture has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xviii) Title to Property. The Company and the Ventures have good and marketable title to all real property owned by the Company and the Ventures and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Venture; and all of the leases and subleases material to the business of the Company and the Ventures, considered as one enterprise, and under which the Company or any Venture holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Venture has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Venture under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Venture to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                  (xx) Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any Venture is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Ventures have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Ventures and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Ventures relating to Hazardous Materials or any Environmental Laws.

                  (xxii) Registration Rights. Except as disclosed in the Prospectus or in connection with the transaction regarding Omnicom described in the Prospectus , there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                  (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally represents and warrants to each Underwriter and the Company as of the date hereof, as of the Closing Time, and as of each Date of Delivery (if any) and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, that the representations and warranties set forth in this paragraph 1(b)(i) apply only to statements or omissions in the Registration Statement or the Prospectus based upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use therein. It is understood and agreed that the only written information furnished to the Company by each respective Selling Shareholder specifically for use in the Registration Statement is the information relating to such Selling Shareholder set forth in the table under the caption "Selling Stockholders" in the Prospectus.

                  (ii) Authorization of Agreements. Such Selling Shareholder has the full right, power and authority to enter into this Agreement and a Custody Agreement (the "Custody Agreement") and such Selling Shareholder has the full right, power and authority to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

                  (iii) Valid and Marketable Title. Such Selling Shareholder has and will at the Closing Time have valid and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive valid and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) Due Execution of Custody Agreement. Such Selling Shareholder has duly executed and delivered the Custody Agreement with the Company, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder.

                  (v) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Custody Agreement or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for such filings, consents, approvals or authorizations that could not reasonably be expected to have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement.

                 (vii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (c) Officer's Certificates. Any certificate signed by any officer of the Company or any Ventures delivered to Merrill Lynch, the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company herein to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

                  SECTION 2. Sale and Delivery to Underwriters; Closing.

                  (a) Initial Securities. Each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of such Selling Shareholder which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

                  (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 812,337 shares of Common Stock as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised not more than two times in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company and the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by the Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, on the basis of the representations and warranties of the Company and each Selling Shareholder contained herein and subject to the terms and conditions herein set forth, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) Payment. Payment of the purchase price for the Initial Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on the date hereof) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on each Date of Delivery as specified in the notice from Merrill Lynch to the Company.

                  Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Custodian pursuant to each Selling Shareholder's Custody Agreement. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Merrill Lynch immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,

         (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the Underwriters shall reasonably object within three Business Days after being furnished such documents.

                  (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectus. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of any such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
         Section 11(a) of the 1933 Act.

                  (g) Listing. The Company will use its best efforts to effect the admission of the Securities being issued and sold by the Company pursuant to this Agreement on the European Association of Securities Dealers Automated Quotation ("EASDAQ") system and comply with the requirements of such exchange to maintain such listing. The Company will use its best efforts to effect and maintain the quotation of the Securities being issued and sold by the Company pursuant to this Agreement on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (h) Restriction on Sale of Securities. During the 60-day period after the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of or transfer any shares of capital stock of the Company or any securities that are convertible into or exercisable or exchangeable for capital stock or file a registration statement under the 1933 Act with respect to the foregoing (excluding (A) the Convertible Preferred Stock, (B) Common Stock issuable by the Company upon conversion of the Company's Senior Subordinated Convertible Bonds due 2000 or Senior Subordinated Convertible Bonds due 2010 or the Convertible Preferred Stock, or as dividends on the Convertible Preferred Stock or other securities convertible or exchangeable into Common Stock outstanding as of the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans (including any shares of Common Stock to be added to any such plan at the 1999 Annual Meeting of Stockholders) of the Company referred to in the Prospectus or (D) any shares of Common Stock or securities convertible into or exchangeable for Common Stock issued as consideration for or to otherwise finance an acquisition of an interest in or the assets of a business).

                  (i) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act and rules and regulations of the Commission thereunder within the time periods referred to therein.

                  SECTION 4. Payment of Expenses.

                  (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, if any, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (vii) the fees and expenses of any transfer agent or registrar for the Securities,
(viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities being sold by the Selling Shareholders pursuant to this Agreement on EASDAQ and inclusion of the Securities being sold by the Selling Shareholders pursuant to this Agreement in the Nasdaq National Market.

                  (b) Expenses of the Selling Shareholders. The Selling Shareholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

                  (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred by the Underwriters in connection with this Agreement or the offering of the Securities contemplated hereunder, including the reasonable fees and disbursements of counsel and special counsel for the Underwriters.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of (i) any failure or refusal on the part of one or more Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, or (ii) the inability for any reason of one or more Selling Shareholders to perform its obligations under this Agreement, such Selling Shareholder or Selling Shareholders, as the case may be, will reimburse the Underwriters, for their out-of-pocket expenses reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities contemplated hereunder, including the reasonable fees and disbursements of counsel and special counsel to the Underwriters, to the extent such termination is due to the events described in the foregoing clause (i) or (ii).

                  (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

                  SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof and in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) Opinion of Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of each of Shearman & Sterling, counsel for the Company, Grier Raclin, Senior Vice President and General Counsel of the Company, Coudert Brothers, special counsel for the Company and special regulatory counsel for Hermes Europe Railtel B.V. and Esprit Telecom Group plc, and Loeff Claeys Verbeke, special Dutch counsel, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A-1 through A-4 hereto.

                  (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of the respective counsel for each Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit A-5 hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (d) Opinion of Counsel for Underwriters. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of each of Cahill Gordon & Reindel, counsel for the Underwriters, and Clifford Chance, special Russian counsel to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters as to such matters as are reasonably requested by the Representatives.

                  (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
         Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officer, are contemplated by the Commission.

                  (f) Certificates of Selling Shareholders. At Closing Time, the Underwriters shall have received certificates signed by each Selling Shareholder or an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Shareholder contained in
         Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and
         (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) Bring-down Comfort Letter. At Closing Time, the Underwriters shall have received from Ernst & Young a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (i) Listing. At Closing Time, the Securities being sold by the Selling Shareholders pursuant to this Agreement shall have been accepted for listing on EASDAQ, subject only to official notice of issuance. At Closing Time, the Securities being sold by the Selling Shareholders pursuant to this Agreement shall have been accepted for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

                  (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                           (i) Officers' Certificate. A certificate, dated such
                  Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                           (ii) Certificate of the Selling Shareholders. A
                  certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

                           (iii) Opinion of Counsel for Company. The favorable
                  opinion, dated as of such Date of Delivery, of each of the counsels listed in Section 5(b), each in form and substance satisfactory to counsel for the

                  Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                           (iv) Opinion of Counsel for the Selling Shareholders.
                  The favorable opinion, dated as of such Date of Delivery, of the respective counsel for each Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                           (v) Opinion of Counsel for Underwriters. The
                  favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters and Clifford Chance, special counsel to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(c) hereof.

                           (vi) Bring-down Comfort Letter. A letter from Ernst &
                  Young, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (l) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities by the Company and with the sale of the Securities by the Selling Shareholders as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                  SECTION 6. Indemnification.

                  (a) Indemnification of Underwriters. The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the directors, officers and employees of any Underwriter or any such controlling person, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(c) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further that the Company shall not be liable for any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or made in reliance upon and in conformity with Selling Shareholder Information (as defined); provided, further that neither the Company nor any Selling Shareholder will be liable to an Underwriter with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the

Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person; provided, further, that each Selling Shareholder shall be liable only with reference to information relating to such Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto (it being understood that such information is limited to the extent and as described in Section 1(b)(i) hereof) (the "Selling Shareholder Information"); provided, further, that each Selling Shareholder's aggregate liability under this Section 6(a) shall be limited to an amount equal to the gross proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Shareholder from the sale of the Securities pursuant to the Purchase Agreement.

                  (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment or supplement thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

                  SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bears to the offering price appearing thereon and
(b) the Company and the Selling Shareholders are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to Section 6 or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Shareholders on the second hand and of the Underwriters on the third hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative fault of the Company and the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, (i) no Selling Shareholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Selling Shareholder from the Securities purchased from such Selling Shareholder and (ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

                  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any Venture or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

                  SECTION 9. Termination of Agreement.

                  (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, EASDAQ or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Selling Shareholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Shareholders to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

                  SECTION 11. Default by One or More of the Selling Shareholders. (a) If one or more of the Selling Shareholders selling an aggregate of at least $15,000,000 of Securities shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

                  In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or the Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

                  SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch & Co., Merrill Lynch Pierce, Fenner & Smith Incorporated at North Tower, World Financial Center, New York, New York 10281-1201, attention of Robert Kramer; notices to the Company shall be directed to it at 1751 Pinnacle Drive, North Tower - 12th Floor, McLean, VA 22102, attention of William H. Seippel; and notices to the Selling Shareholders shall be directed to the Company at 1751 Pinnacle Drive, North Tower - 12th Floor, McLean, VA 22102, attention of William
H. Seippel.

                  SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in

Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Selling Shareholders in accordance with its terms.


                               Very truly yours,

                               GLOBAL TELESYSTEMS GROUP, INC.


                               By     /s/ Grier C. Raclin
                                  --------------------------------------------
                                   Title: Vice President - External Affairs
                                          General Counsel and Corporate
                                          Secretary

APAX FUNDS NOMINEES LIMITED                 WARBURG, PINCUS VENTURES, L.P.


By:    /s/ John P. McMonigall               By:    /s/ Stephen Distler
   --------------------------                  -----------------------------
    Name:  John P. McMonigall                   Name:  Stephen Distler
    Title: Director                             Title: Partner

CONFIRMED AND ACCEPTED,
  as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
DRESDNER KLEINWORT BENSON
  NORTH AMERICA LLC
BT ALEX. BROWN INCORPORATED
LEHMAN BROTHERS INC.
PRUDENTIAL SECURITIES INCORPORATED
ING BARING FURMAN SELZ LLC
BANCBOSTON ROBERTSON STEPHENS INC.
CIBC OPPENHEIMER CORP.
ABN AMRO INCORPORATED
ARNHOLD AND S. BLEICHROEDER, INC.
CREDIT SUISSE FIRST BOSTON CORPORATION

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By               /s/ Robert Kramer
   --------------------------------------------------
                  Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                              Number of
                                                                               Initial
Name of Underwriter                                                           Securities
-------------------                                                           ----------
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated ...........................................        1,121,484

Bear, Stearns & Co. Inc. .............................................          487,000

BT Alex. Brown Incorporated ..........................................          487,000

Donaldson, Lufkin & Jenrette Securities
    Corporation ......................................................          487,000

Dresdner Kleinwort Benson North
    America LLC ......................................................          487,000

Lehman Brothers Inc. .................................................          487,000

BancBoston Robertson Stephens Inc. ...................................          243,300

CIBC Oppenheimer Corp. ...............................................          243,300

ING Baring Furman Selz LLC ...........................................          243,300

Prudential Securities Incorporated ...................................          243,300

ABN AMRO Incorporated ................................................          124,300

Arnhold and S. Bleichroeder, Inc. ....................................          124,300

Credit Suisse First Boston Corporation ...............................          124,300

Doft & Co., Inc. .....................................................           54,000

Lazard Freres & Co. LLC ..............................................           54,000

Schroder & Co. Inc. ..................................................           54,000

J.C. Bradford & Co. ..................................................           27,000

First Union Capital Markets Corp. ....................................           27,000

Gabelli & Company, Inc. ..............................................           27,000

Gerard Klauer Mattison & Co., Inc. ...................................           27,000


                                  Schedule A-1

Legg Mason Wood Walker, Incorporated .................................           27,000

McDonald Investments Inc. ............................................           27,000

Neuberger Berman, LLC ................................................           27,000

Ragen MacKenzie Incorporated .........................................           27,000

Raymond James & Associates, Inc. .....................................           27,000

The Robinson-Humphrey Company, LLC ...................................           27,000

Scotia Capital Markets (USA) Inc. ....................................           27,000

Tucker Anthony Incorporated ..........................................           27,000

Utendahl Capital Partners, L.P. ......................................           27,000
                                                                           ------------

Total ................................................................        5,415,584
                                                                           ============



                                  Schedule A-2

                                   SCHEDULE B

                                           Number of          Maximum Number
                                           Initial            of Option
                                           Securities         Securities
                                           to be Sold         to be Sold
                                           ----------         ----------
Apax Funds Nominees Limited...........      3,708,891            556,333

Warburg, Pincus Ventures, L.P.........      1,706,693            256,004



                                            ---------          ---------
Total.................................      5,415,584            812,337


                                  Schedule B-1

                                   SCHEDULE C

                         GLOBAL TELESYSTEMS GROUP, INC.

                             Shares of Common Stock

                           (Par Value $.10 Per Share)


                  1. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $57.50.

                  2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $55.345, being an amount equal to the public offering price set forth above less $2.155 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in
         Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.



                                  Schedule C-1

                                                                     Exhibit A-1


                     FORM OF OPINION OF SHEARMAN & STERLING
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)(1)


                  1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus;

                  2. The Purchase Agreement was duly authorized, executed and delivered by the Company;

                  3. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b);

                  4. The authorized and, to such counsel's knowledge, issued and outstanding capital stock of the Company was, at December 31, 1998, as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                  5. The Shares to be purchased by the Underwriters from the Selling Shareholders have been duly authorized and are validly issued, fully paid, and non-assessable and are not subject to preemptive rights pursuant to the Delaware GCL, the Certificate of Incorporation or By-Laws of the Company or any agreement listed on Annex A attached hereto;

                  6. The execution and delivery by the Company of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement, and compliance by the Company with the terms thereof (1) will not result in any violation of the Certificate of Incorporation or By-Laws of the Company, and (2) will not conflict with, or constitute default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (A) any


---------------------
(1) Capitalized terms not defined herein have the meanings given to them in the Purchase Agreement.




                                     A-1-1
         of the agreements set forth in Annex A attached hereto, (B) any existing applicable law, rule or regulation which, in each instance in our experience, are normally applicable to corporations such as the Company or transactions of this type, other than the securities or blue sky laws of the various states, as to which, in each case, we express no opinion or (C) any judgment, order or decree of any Federal or New York court, governmental agency or body or arbitrator known by us to be applicable to the Company (except for such conflicts, defaults or liens, charges or encumbrances, with respect to clause (2) above, that would not reasonably be expected to result in a Material Adverse Effect);

                  7. To the best of such counsel's knowledge, no authorization, approval, consent or license of any government, governmental instrumentality or court is required for the consummation by the Company of the transactions contemplated by the Purchase Agreement, except for such consents, approvals, authorizations or orders as have been obtained under the Securities Act or may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Shares;

                  8. The statements in the Prospectus under the captions "Description of Capital Stock," "United States Federal Income Tax Considerations to Non-U.S. Stockholders," "Underwriting," in the third paragraph under the caption "Shares Eligible for Future Sale," and in the Registration Statement under Item 14, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein;

                  9. The Company is not now required to register under the Investment Company Act of 1940, as amended to date; and

                  10. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and counsel for the Underwriters and representatives of the independent public accountants of the Company at which the contents of the Registration Statement and Prospectus and


                                     A-1-2
related matters were discussed and that, (i) in such counsel's opinion, the Registration Statement and the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel need not comment) appear on their face to be appropriate responsively in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (ii) no facts came to such counsel's attention which gave such counsel reason to believe that (a) the Registration Statement (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel need not comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we have not been requested to comment), as of their date or the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement that is not so filed.




                                     A-1-3

                                                                     Exhibit A-2


                         FORM OF OPINION OF GRIER RACLIN
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


                  1. Each subsidiary listed in Annex B hereto (each, a "Subsidiary") is duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each United States jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company, its subsidiaries and Ventures considered as one enterprise on a combined basis ("Material Adverse Effect"); except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and, to the best of such counsel's knowledge, is fully paid and non-assessable and is owned by the Company, directly or indirectly through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive rights of any securityholder of such Subsidiary;

                  2. The authorized and issued and outstanding capital stock of the Company was, at December 31, 1998, as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any securityholder of the Company;

                  3. To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries listed in Annex B is in violation of, in conflict with, in breach of or in default of (A) its Certificate of Incorporation or By-Laws or (B) the terms of any of the agreements set forth in


                                     A-2-1

         Annex A attached hereto to which the Company is a party or by which it is bound or any of its properties is subject, except, in the case of clause (B) only, to the extent that any such violation, conflict, breach or default would not reasonably be expected to result in a Material Adverse Effect;

                  4. To the best of such counsel's knowledge, the execution and delivery by the Company of the Purchase Agreements and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement, and compliance by the Company with the terms thereof will not result in any (1) violation of the Certificate of Incorporation or By-Laws of the Company, and (2) will not conflict with, or constitute default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (A) any of the agreements set forth in Annex A attached hereto, (B) any existing applicable law, rule or regulation which, in each instance in such counsel's experience, are normally applicable to corporations such as the Company or transactions of this type, other than the securities or blue sky laws of the various states, as to which, in each case, need not express any opinion or (C) any judgment, order or decree of any Federal or New York court, governmental agency or body or arbitrator known by me to be applicable to the Company (except for such conflicts, defaults or liens, charges or encumbrances, with respect to clause (2) above, that would not reasonably be expected to result in a Material Adverse Effect);

                  5. To the best of such counsel's knowledge, (a) there is no pending action, suit, proceeding, inquiry or investigation before or brought by any U.S. court or governmental agency or body, with which the Company or any of its subsidiaries has been served, (I) to which the Company or any of its subsidiaries is a party or (II) to which the property of the Company or any of its subsidiaries is subject, or (b) any such action, suit, proceeding, inquiry or investigation threatened, in each case which might reasonably be expected to result in a Material Adverse Effect; and

                  6. To the best of such counsel's knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or, except as described in the Prospectus, otherwise registered by the Company under the 1933 Act.


                                     A-2-2

                  In addition, such counsel shall state that (i) in such counsel's opinion, the Registration Statement and the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel need not comment) appear on their face to be appropriate responsively in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (ii) no facts came to such counsel's attention which gave such counsel reason to believe that (a) the Registration Statement (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel need not comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we have not been requested to comment), as of their date or the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement that is not so filed.



                                     A-2-3

                                                                     Exhibit A-3


                       FORM OF OPINION OF COUDERT BROTHERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


                  1. The statements in the Prospectus relating to the Offering under the captions "RISK FACTORS Delays in regulatory liberalization in EU member states could adversity affect our service offerings in these countries" and "BUSINESS - Licenses and Regulatory Issues," insofar as they purport to constitute a summary of the matters expressly referred to therein, fairly describe such matters in all material respects.

                  2. Hermes Europe Railtel B.V. ("Hermes") and Esprit Telecom Group plc ("Esprit"), or their respective subsidiaries, have obtained all necessary licences, authorizations, consents and approvals (collectively the "Authorizations") of and from, and has made all necessary filings with and notices to all Danish, Swedish, Spanish, Luxembourgian, United Kingdom, Belgian, French, German, Italian, Dutch, Swiss, and United States governmental authorities, regulatory agencies, courts and tribunals necessary to render lawful the conduct of its business as an operator of telecommunication facilities and provider of telecommunication services within the said countries, as such is described in the Registration Statement dated April 19, 1999 relating to the Offering (with respect to each of Hermes and Esprit, the "Business").

                  3. So far as such counsel is aware, having made due inquiry of the Company

                  (a) Neither Hermes nor Esprit has received any notice of proceedings relating to the revocation or modification of any such Authorizations, and

                  (b) Each of Hermes and Esprit is conducting its business in accordance with the Authorizations and is not in violation of, or in default under, any condition or other provision of the Authorizations or any national or regional laws, regulation, rule, order or judgment with respect to the Authorizations or the conduct of the Business.

                  4. Each of the Russian companies listed on Schedule 1 (the "Russian Companies") has been duly organized


                                     A-3-1
        and is validly existing as a legal entity registered under the laws of the Russian Federation and has the corporate power and authority to carry on its business and to own, lease and operate its properties as disclosed in the Prospectus.

                  5. All of the outstanding shares of capital stock or ownership interests, as applicable, of each of the Russian Companies have been duly authorized and validly issued and the issuance of such shares was properly registered with the appropriate authorities competent therefor, and, to the best of such counsel's knowledge, to the extent owned, directly or indirectly, by GTS, are owned free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. GTS owns, directly or indirectly, that percentage of the issued and outstanding shares of capital stock or ownership interests of the Russian Companies set forth on Schedule 1 hereto as being owned by GTS.

                  6. Except as disclosed in the Prospectus, under current legislation of the Russian Federation, as applicable, (i) subject to the qualifications set forth in paragraph (e) hereof, dividends and other distributions declared and payable on the issued and outstanding shares of the Russian Companies may be paid to the foreign shareholders in U.S. Dollars and may be transferred by such foreign shareholders out of the Russian Federation, as the case may be; (ii) all such dividends are, and other distributions may be, subject to withholding taxes unless an international treaty provides otherwise and the procedures set forth in applicable Russian legislation enabling the foreign shareholders to avail themselves of such treaty benefits are followed; and (iii) such dividends and distributions are otherwise free and clear of any other tax or deduction in the Russian Federation, provided that all profits and other taxes have been paid by the relevant Russian Company prior to the payment of such dividends and distributions.

                  7. Except as disclosed in the Prospectus, each Russian Company has such telecommunications permits, licenses and authorizations of governmental or regulatory authorities, including, without limitation, licenses issued by the State Committee of the Russian Federation on Communications and Information (formerly the Ministry of Communications) (the "Telecommunications Licenses"), permissions issued by the State Service for Communications Oversight (also referred to as Gossviaznadzor), and/or radio-frequency allocations issued by the State Commission for Radio Frequencies (all of the foregoing, without


                                     A-3-2
         limitation, being the "Telecommunications Permits"), which are necessary to own, lease, and operate its respective properties and to conduct its business as disclosed in the Prospectus. Such Telecommunications Permits contain no restriction that is likely to have a material adverse effect on the business, condition (financial or other), properties, net worth, results of operations or prospects (a "Material Adverse Effect") of such Russian Company. Except as disclosed in the Prospectus, to the best of such counsel's knowledge, each of the Russian Companies has fulfilled and performed all of its material obligations with respect to such Telecommunications Permits and no event has occurred which creates, or after notice or lapse of time or both would create, a material likelihood that such Telecommunications Permits would be revoked or terminated.

                  8. To the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, or commitments of sale entitling any person to purchase or otherwise acquire from any of the Russian Companies any shares of the capital stock of, or other ownership interest in, any of such Russian Companies, with the exception of those arising as a matter of Russian law and those included in the foundation documents (including the shareholders' agreements), and any amendments thereto, of the Russian Companies.

                  9. Except as otherwise set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened in writing to which any Russian Company is a party or of which any of its property is the subject, which could have a Material Adverse Effect on the Russian Companies as a whole.


                                      A-3-3

                                                                     Exhibit A-4


                     FORM OF OPINION OF LOEFF CLAEYS VERBEKE
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


1. Each of Commstruct International B.V., Vostok Mobile B.V., Hermes Europe Railtel B.V. ("HER") and Hermes Europe Railtel Holdings B.V. (the "Companies") has been duly incorporated and is validly existing as a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) under the laws of the Netherlands.

2. Each of the Companies has the corporate power and authority to own its property and to conduct its business in accordance with their respective objects clauses as set forth in Section 2 of their respective Articles.

3. Under the laws of the Netherlands there are no qualification requirements to do business for any of the Companies.

4. Under the laws of the Netherlands (i) all dividends and other distributions declared and payable on the issued and outstanding shares of the Companies may be paid in Dutch Guilders, (ii) such Dutch Guilders may be converted into foreign currency that may be transferred out of the Netherlands, (iii) all such dividends and other distributions are subject to withholding taxes unless an international treaty provides otherwise and the procedures set forth in the Netherlands or other applicable legislation are followed, and (iv) such dividends and distributions are otherwise free and clear of any other tax or deduction in the Netherlands.

5. The Shares have been duly and validly authorized and validly issued and are validly outstanding and, except that the HER Shares II issued to GTS Hermes, Inc. must be paid up by GTS Hermes, Inc. to their par value upon call by HER, the Shares are non assessable.

6. The matters of Dutch law mentioned in the paragraphs of the Registration Statement filed on April 19, 1999 as attached in Schedule II hereto, are correct.


                                     A-4-1

                                                                     Exhibit A-5


             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


                  (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which [I][we] need express no opinion), is necessary or required to be obtained by the Selling Shareholder(s) for the performance of [each/the] Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities and except for such filings, consents, approvals or authorizations that could not reasonably be expected to have a material adverse effect on the ability of such Selling Shareholder(s) to consummate the transactions contemplated by this Agreement.

                  (ii) The Custody Agreement has been duly executed and delivered by the [respective] Selling Shareholder(s) [named therein] and constitutes the legal, valid and binding agreement of [such/the] Selling Shareholder.

                  (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of [each/the] Selling Shareholder.

                  (iv) The execution, delivery and performance of the Purchase Agreement and the Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder(s) with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder(s) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder(s) pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which [any/the] Selling Shareholder is a party or by which [he/she/it/they] may be bound, or to which any of the property or assets of the Selling Shareholder(s) may be subject nor will


                                     A-5-1
such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder(s), if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over [such/the] Selling Shareholder or any of its properties.

                  (vi) Assuming that each of the Underwriters acquires the certificates representing the Securities to be sold by [each/the] Selling Shareholder in good faith and without notice of any adverse claims, as defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), upon delivery of the certificates representing such Securities to the person designated by the Underwriters, endorsed to the Underwriters, or endorsed in blank, the Underwriters will acquire all of the rights of the Selling Shareholder(s) in the certificates representing such Securities free of any adverse claims (within the meaning of Section 8-302 of the UCC).



                                     A-5-2